UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2019

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	SEAC	Nasdaq
Series A Participating Preferred Stock Purchase Rights	SEAC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

(a)

On November 4, 2019 SeaChange International, Inc. and Calare Properties, Inc. entered into a Purchase and Sale Agreement and Escrow Instructions (the “Agreement”) for the sale of the SeaChange’s corporate headquarters located at 50 Nagog Park, Acton, Massachusetts 01720 for a purchase price of $600,000. The Agreement also contains a lease back provision to allow SeaChange to remain in its current location for up to six (6) months. Consummation of the sale is subject to customary closing conditions and is anticipated to close during SeaChange’s fourth fiscal quarter.

A copy of the Agreement is included as Exhibit 10.1. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for SeaChange, including statements about the expected sale of the Acton property and related lease back agreement, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. In addition, the forward-looking statements included in this Current Report on Form 8-K represent SeaChange’s views as of the date hereof and subsequent events and developments could cause SeaChange’s views to change. SeaChange disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in SeaChange’s expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
10.1*	Purchase and Sale Agreement and Escrow Instructions between SeaChange International, Inc. and Calare Properties, Inc. dated November 4, 2019.

*

Certain exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished as a supplement to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Yossi Aloni
Yossi Aloni
President and Chief Executive Officer

Dated: November 8, 2019